WALTHAUSEN FUNDS Walthausen Select Value Fund R6 Class (WRSIX)

Supplement dated March 1, 2018 to the Prospectus dated June 1, 2017

     Effective immediately the second paragraph under the heading Management on page 4 of Prospectus is deleted in its entirety and replaced with the following:

Portfolio Managers
John B. Walthausen has managed the Fund since its inception in February 2008. Mr. Walthausen is the Chief Financial Officer of the Advisor. Gerard S.E. Heffernan has co-managed the Fund since March 2018. Mr. Heffernan is a portfolio manager for the Advisor.

     Additionally, first paragraph under the heading The Investment Advisor on page 7 of Prospectus is deleted in its entirety and replaced with the following:

Walthausen & Co., LLC, 2691 Route 9, Suite 102, Malta, NY 12020, is the investment advisor of the Fund and has responsibility for the management of the Fund’s affairs, under the supervision of the Fund’s Board of Trustees. The Fund’s investment portfolio is co-managed on a day-to-day basis by John B. Walthausen and Gerard S.E. Heffernan. Mr. Walthausen founded the Advisor in 2007 and is a managing director of the Advisor. Mr. Walthausen has managed the Fund since its inception. Mr. Walthausen’s formal education includes a BA from Kenyon College and a MBA from New York University. Mr. Heffernan joined the Advisor in February 2018. His involvement in the investment industry spans over 25 years, including 15 years at Lord Abbett & Co., where he was a partner and portfolio manager specializing in small cap value equities. From June 2013 until February 2018, he was self-employed managing his own portfolio. Mr. Heffernan received a B.S. in Business Administration from Villanova University.

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This supplement and the Prospectus dated June 1, 2017 provide the information a prospective investor ought to know before investing and should be retained for future reference. The prospectus has been filed with the Securities and Exchange Commission and can be obtained without charge by calling the Fund at 1-888-925-8428 or by visiting the Fund’s website at www.walthausenfunds.com.